UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 22, 1997
                                                ----------------------------

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Virginia                               001-13467                             56-1641133
           --------                               ---------                             ----------
(State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        Incorporation)

           911 East Leigh Street, Suite G-19, Richmond, Virginia   23219
           -------------------------------------------------------------
                    (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820
                                                   ------------------


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On December 22, 1997, the Registrant announced that it plans to develop a new 30,000 square foot facility in Chesterfield County, Virginia. The new facility will be used by the Registrant to more effectively serve its existing client base and expand the Registrant's capabilities to support growth. A copy of the press release relating to the announcement is attached as an exhibit hereto.

         The   Registrant   is   currently    considering    various   financing
opportunities,   including  tax-exempt  municipal  financing,  to  complete  the development project.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                  99.1 Press Release, dated December 22, 1997, announcing plans to develop 30,000 square foot facility

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            COMMONWEALTH BIOTECHNOLOGIES, INC.



                            By:     /s/ Robert B. Harris, Ph.D.
                                    ---------------------------
                                    Robert B. Harris, Ph.D.
                                    President







December 23, 1997

                                  EXHIBIT INDEX


Number            Description of Exhibit
------            ----------------------

99.1 Press Release, dated December 22, 1997, announcing plans to develop 30,000 square foot facility.